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                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


         Date of Report (Date of earliest event reported)  DECEMBER 17, 1996







                          AMERICAN ENTERTAINMENT GROUP, INC.
                (Exact Name of Registrant as Specified in its Charter)





    COLORADO                    0-22174             83-0277375
    --------                    ------------        ----------
    (State or Other             (Commission         IRS Employer
    Jurisdiction of             File Number)        Identification No.)
    Incorporation
    or Organization)





                             160 BEDFORD ROAD, SUITE 306
                           TORONTO, ONTARIO, CANADA M5R 2K9
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                 (Registrant's telephone number, including area code)


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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         See Item 5 below

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         The Registrant has received a notification from Banque National de Paris (BNP) of a default in the loan between VIP Phone Club, Inc. (VIP) and BNP, of which the Registrant is a secondary guarantor. The Registrant has acknowledged this default on the part of VIP and has agreed to cooperate with BNP in securing the collection of the outstanding loan balance in exchange for BNP looking first to VIP for payment and only thereafter to the Registrant. In the interim, the Registrant continues to seek the effectuation of third party financing for the acquisition of VIP in some format as yet to be determined. At the present time, no definitive financing or agreements with VIP have been finalized.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable


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                                      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   AMERICAN ENTERTAINMENT GROUP, INC.





                                   By:   /s/ JOEL WAGMAN
                                         ----------------------------
                                         Joel Wagman
                                         Chairman



Dated: December 17, 1996